MFS(R)/ SUN LIFE SERIES TRUST

                               TOTAL RETURN SERIES

                      Supplement to the Current Prospectus

The Total Return Series portfolio manager section of the prospectus is hereby restated as follows:

David M. Calabro, Lisa B. Nurme, Kenneth J. Enright, David S. Kennedy and Steven
R. Gorham, each a Senior Vice President of the Adviser, and Constantinos G. Mokas, a Vice President of the Adviser, are the fund's portfolio managers. David
M. Calabro has been employed in the investment management area of the adviser since 1992. Mr. Calabro is the head of the series' portfolio management team and has been a manager of the equity portion of the series' portfolio since 1995. Constantinos G. Mokas has been employed in the investment management area of the adviser since 1990. Mr. Mokas is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1998. Lisa B. Nurme has been employed in the investment management area of the adviser since 1987. Ms. Nurme is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1995. Kenneth J. Enright has been employed in the investment management area of the adviser since 1986. Mr. Enright is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1999. David S. Kennedy has been employed in the investment management area of the adviser since June 28, 2000. Mr. Kennedy is a manager of the fixed income portion of the series, and has been a portfolio manager of the series since September 1, 2000. Prior to joining MFS, Mr. Kennedy had been a fixed income portfolio manager and research analyst with Harbor Capital Management Company. Mr. Gorham is also a manager of the equity portion of the portfolio effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.



                The date of this Supplement is February 1, 2002.